SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): June 26, 2008

333-150095-02
(Commission File Number of issuing entity)

Honda Auto Receivables 2008-1 Owner Trust

(Exact name of registrant specified in its charter)

333-150095
(Commission File Number of depositor)

American Honda Receivables Corp.

(Exact name of depositor as specified in its charter)

American Honda Finance Corporation

(Exact name of sponsor as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	33-0526079 (I.R.S. Employer Identification No.)

American Honda Receivables Corp. 20800 Madrona Avenue Torrance, CA 90503
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (310) 781-4100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

Description of the Securities and the Auto Loans

American Honda Receivables Corp. registered issuances of up to $15,000,000,000 principal amount of Asset Backed Notes and Asset Backed Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by the Registration Statements on Form S-3 (Registration File No. 333-150095) (the “Registration Statement”). Pursuant to the Registration Statement, Honda Auto Receivables 2008-1 Owner Trust (the “Issuer”) issued $1,455,000,000 Class A-1 2.91645% Asset Backed Notes (the “Class A-1 Notes”), Class A-2 3.77% Asset Backed Notes (the “Class A-2 Notes”), Class A-3 4.47% Asset Backed Notes (the “Class A-3 Notes”) and Class A-4 4.88% Asset Backed Notes (the “Class A-4 Notes”) (collectively, the “Notes”), on June 26, 2008. This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Notes.

The Notes were issued pursuant to an Indenture (the “Indenture”) attached hereto as Exhibit 4.1, dated as of June 1, 2008, between the Issuer and Deutsche Bank Trust Company Americas, as indenture trustee (the “Indenture Trustee”). The Notes represent non-recourse obligations of the Issuer, which obligations are secured by the pledge by the Issuer to the Indenture Trustee of auto loans and certain related property.

The Notes evidence indebtedness of the Issuer, the assets of which consist primarily of certain fixed rate retail installment sales contracts secured by new and used Honda and Acura automobiles and light-duty trucks financed thereby.

As of the applicable cut-off date, which was June 1, 2008, the receivables possessed the characteristics described in the Prospectus dated June 18, 2008 and the Prospectus Supplement dated June 18, 2008, filed pursuant to Rule 424(b)(5) of the Act on June 20, 2008.

Item 9.01. Financial Statements and Exhibits

(a)     Not applicable.

(b)     Not applicable.

(c)     Not applicable.

(d)     Exhibits:

1.1	Underwriting Agreement, dated June 18, 2008, among American Honda Receivables Corp., American Honda Finance Corporation and Barclays Capital Inc.
4.1	Indenture, dated as of June 1, 2008, between Honda Auto Receivables 2008-1 Owner Trust and Deutsche Bank Trust Company Americas, as indenture trustee.
4.2	Amended and Restated Trust Agreement, dated June 26, 2008, among American Honda Receivables Corp. and U.S. Bank Trust National Association, as owner trustee.
99.1	Sale and Servicing Agreement, dated as of June 1, 2008, among Honda Auto Receivables 2008-1 Owner Trust, American Honda Receivables Corp. and American Honda Finance Corporation.
99.2	Receivables Purchase Agreement, dated as of June 1, 2008, between American Honda Finance Corporation and American Honda Receivables Corp.
99.3

Administration Agreement, dated as of June 1, 2008, among Honda Auto Receivables 2008-1 Owner Trust, American Honda Finance Corporation, American Honda Receivables Corp. and Deutsche Bank Trust Company Americas, as indenture trustee.

99.4

Control Agreement, dated as of June 1, 2008, among American Honda Receivables Corp., Honda Auto Receivables 2008-1 Owner Trust, American Honda Finance Corporation, Deutsche Bank Trust Company Americas, as indenture trustee and assignee-secured party, and Deutsche Bank Trust Company Americas, as securities intermediary.

SIGNATURES

Pursuant to the requirements of the Section 13 or 15(d) of the Securities Exchange Act of 1934, the depositor has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

American Honda Receivables Corp.
Depositor
	By:	/s/ H. Tanaka
	Name:	H. Tanaka
	Title:	President
June 30, 2008

EXHIBIT INDEX

1.1	Underwriting Agreement, dated June 18, 2008, among American Honda Receivables Corp., American Honda Finance Corporation and Barclays Capital Inc.
4.1	Indenture, dated as of June 1, 2008, between Honda Auto Receivables 2008-1 Owner Trust and Deutsche Bank Trust Company Americas, as indenture trustee.
4.2	Amended and Restated Trust Agreement, dated June 26, 2008, among American Honda Receivables Corp. and U.S. Bank Trust National Association, as owner trustee.
99.1	Sale and Servicing Agreement, dated as of June 1, 2008, among Honda Auto Receivables 2008-1 Owner Trust, American Honda Receivables Corp. and American Honda Finance Corporation.
99.2	Receivables Purchase Agreement, dated as of June 1, 2008, between American Honda Finance Corporation and American Honda Receivables Corp.
99.3

Administration Agreement, dated as of June 1, 2008, among Honda Auto Receivables 2008-1 Owner Trust, American Honda Finance Corporation, American Honda Receivables Corp. and Deutsche Bank Trust Company Americas, as indenture trustee.

99.4

Control Agreement, dated as of June 1, 2008, among American Honda Receivables Corp., Honda Auto Receivables 2008-1 Owner Trust, American Honda Finance Corporation, Deutsche Bank Trust Company Americas, as indenture trustee and assignee-secured party, and Deutsche Bank Trust Company Americas, as securities intermediary.